Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Rajeev K. Goel, certify that:

1.I have reviewed this Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 31, 2024 of PubMatic, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: August 8, 2024	By: /s/ Rajeev K. Goel
Rajeev K. Goel
Chief Executive Officer
(Principal Executive Officer)